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                                                                   Exhibit 10.14

                    FORM OF TENANCY AGREEMENT ZHONGYIN TOWER

                              (Summary Translation)

Lessor ("PARTY A"): Shenzhen Fangsheng Automobile World Management Co., Ltd.

     Address: Rooms 1612 & 1615, Block B, Zhongyin Tower, Caitian North Road, Futian District, Shenzhen

     Legal representative: Yu Rong

Lessee ("PARTY B"): Shenzhen GrenTech Co., Ltd.

     Address: 9th Floor, East Block, Building 3, Saige Science & Technology Park, Futian District, Shenzhen

     Legal representative: Gao Yingjie

In accordance with the Shenzhen Special Economic Zone Provisions on Tenancies and the implementation rules thereof, the parties hereby enter into this Agreement through mutual negotiation.

Section I Party A agrees to rent the premises located at 16/F, Block B, Zhongyin Tower, Caitian North Road, Futian District, Shenzhen (the "PROPERTY") to Party B. The Property has a gross floor area of 1,433.35 square meters.

Section II The term of the tenancy hereunder shall commence from [date] and end on [date].

Section III    The Property shall be used for office purposes.

               Party B shall obtain Party A's permission in writing if it wishes to use the Property for any other purpose and shall apply for any necessary approval for the change of use in accordance with relevant laws and regulations. Party B shall also ensure that the Property complies with firefighting regulations.

Section IV Party A warrants that the stipulated use of the Property herein is in compliance with the relevant laws and regulations.

               Party B undertakes that its tenancy of the Property will be conducted in compliance with the relevant laws and regulations.


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Section V      An overall internal decoration was carried out by the Zhongyin
               Property Management Company, the manager of the Property, to the Property in 1998 with an aggregate cost of RMB 1,700,000. The Property includes furniture, air-conditioners, computers, copy machines and acoustic devices with an aggregate value over RMB 1,000,000 for Party B to use.

Section VI During the tenancy hereunder, Party A shall be liable to pay property tax, land use fees and property tenancy management fees; and Party B shall be liable to pay utility charges and the Property management fees.

Section VII Party B hereby agrees to pay Party A a monthly rental payment for the Property in the amount of RMB [amount], with the aggregate annual rental payments being RMB [amount].

Section VIII Party A shall ensure the security of the Property and the internal facilities and ensure that they comply with the relevant laws and regulations.

               Party B shall use the Property in a normal manner and take care of all facilities and prevent them from damages, usual wear and tear excepted.

               Upon the expiration of the tenancy hereunder, Party B shall return the Property to Party A with the Property and the internal facilities in a good condition except normal wear and tear and with its costs and expenses during the tenancy herein properly paid or settled.

Section IX If Party A will transfer all or part of the Property during the tenancy hereunder, Party A shall give Party B one-month prior notice, and Party B shall have priority in the tenancy or purchase, as the case may be, over other potential tenants or purchasers under similar terms and conditions.

Section X Any dispute between the parties hereto in relation to the performance of this Agreement shall be settled through negotiation; failing which, either party may submit the dispute to Shenzhen Arbitration Commission for arbitration.

Section XI This Agreement shall be executed in two counterparts and each party holds one counterpart.

Section XII    This Agreement shall come into effect as of the date of signing.

PARTY A: Shenzhen Fangsheng Automobile World Management Co., Ltd.


Representative:
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PARTY B: Shenzhen GrenTech Co., Ltd.


Representative:
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Date: [specify date]

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